UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
May 23, 2019
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 23, 2019, Intuit Inc. announced its financial results for the fiscal quarter ended April 30, 2019 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
ITEM 8.01 OTHER EVENTS.
On May 23, 2019, Intuit also announced that its Board of Directors approved a cash dividend of $0.47 per share. The cash dividend will be paid on July 18, 2019 to shareholders of record as of the close of business on July 10, 2019. Future declarations of dividends and the establishment of future record dates and payment dates are subject to the final determination of the Intuit Board of Directors. A copy of the press release announcing the cash dividend is furnished as Exhibit 99.01 to this Report.
In March 2019, each of the 2019 Scott D. Cook CRUT and the 2019 Helen Signe Ostby CRUT adopted a stock trading plan related to the sale of up to 400,000 shares of Intuit Inc. common stock. Subject to the terms and conditions of these plans, a brokerage firm may periodically sell the shares at predetermined prices from June 2019 through January 2020. Scott D. Cook, co-founder, Board member, and Chairman of the Executive Committee of Intuit Inc., is considered an indirect owner of these shares. These plans are consistent with the decision of Mr. Cook and his wife to join the Giving Pledge, an organization founded by Bill Gates and Warren Buffett, comprised of individuals who have made a commitment to donate at least one half of their net worth to philanthropy during their lifetime.
In March 2019, Michelle Clatterbuck, Intuit’s Executive Vice President and Chief Financial Officer, adopted a stock trading plan related to the exercise of up to 5,827 stock options and the sale of the underlying shares and the sale of up to 4,801 previously vested and released restricted stock units. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise the stock options and sell the shares at predetermined prices from May 2019 through June 2019.
These trading plans are intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and were adopted in accordance with Intuit's policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock. Transactions under these trading plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on May 23, 2019, reporting financial results for the quarter ended April 30, 2019 and announcing the cash dividend.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2019	INTUIT INC.

		By:	/s/ Michelle M. Clatterbuck
Michelle M. Clatterbuck
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued on May 23, 2019, reporting financial results for the quarter ended April 30, 2019 and announcing the cash dividend.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.